Other Financial Assets	12 Months Ended
Feb. 28, 2022
Other Financial Assets [Abstract]
OTHER FINANCIAL ASSETS

14. OTHER FINANCIAL ASSETS

	As of February 28
Figures in Rand thousands	2022	2021

Non-current assets
Derivative – call option [1]	1,359	–

Current assets
Derivative – put option [2]	15,305	–
Restricted cash [3]	–	882,420
	16,664	882,420

[1]	Relates to the acquisition of Picup. See Note 28 for details.

[2]	Relates to the put option agreement entered with ultimate controlling shareholder to grant the Group the right to sell all its interest in Picup. The put option expires on August 31, 2022. As this is a transaction with owner, the fair value and subsequent changes fair value of the put option is recognised directly against retained earnings.

[3]	On December 29, 2020, the Group received ZAR 882.4 million (USD 58.5 million) from a related party for the sole purpose of facilitating the Company’s acquisition of the remaining interest in Cartrack. The loan was fully repaid on April 22, 2021.